UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest reported): June 15, 2023

BJ’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue Suite 300 Huntington Beach, California	92647
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 500-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	BJRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 15, 2023, the Company held its Annual Meeting of Shareholders. Shareholders voted on (i) the election of directors, (ii) approval, on an advisory and non-binding basis, the frequency of future advisory votes on executive compensation, (iii) approval, on an advisory and non-binding basis, of the compensation of named executive officers; and (iv) ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2023.

Election of Directors. Gregory S. Levin, Gerald W. Deitchle, Peter A. Bassi, Larry D. Bouts, Bina Chaurasia, James A. Dal Pozzo, Noah A. Elbogen, Lea Anne S. Ottinger, Julius W. Robinson, Jr., Janet M. Sherlock and Gregory A. Trojan were nominated and elected at the meeting. The following votes were cast for each of the nominees:

Name	For	Withhold
Gregory S. Levin	19,306,110	746,359
Gerald W. Deitchle	19,134,475	917,994
Peter A. Bassi	14,436,868	5,615,601
Larry D. Bouts	15,347,926	4,704,503
Bina Chaurasia	19,594,895	457,574
James A. Dal Pozzo	15,429,621	4,622,848
Noah A. Elbogen	19,597,707	454,762
Lea Anne S. Ottinger	19,141,667	910,802
Julius W. Robinson, Jr.	19,598,048	454,421
Janet M. Sherlock	19,450,844	601,625
Gregory A. Trojan	15,536,243	4,516,226

There were 1,989,875 broker non-votes with respect to the election of directors.

Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation. The shareholders approved, on an advisory and non-binding basis, every year as the frequency of future advisory votes on executive compensation. The following votes were cast on the frequency of advisory votes on executive compensation: 18,727,297 Every Year; 631 Every 2 Years; 1,318,541 Every 3 Years; 6,000 Abstain. There were 1,989,875 broker non-votes.

Subsequent to completion of the Annual Meeting of Shareholders, the Board of Directors determined that the Company will include a shareholder vote on the compensation of executives in its proxy materials annually until the next required vote on the frequency of shareholder votes on the compensation of executives.

Advisory Vote on Executive Compensation. In addition, the shareholders approved, on an advisory and non-binding basis, the compensation of named executive officers. The following votes were cast on the compensation of named executive officers: 19,460,835 For; 489,487 Against; 102,147 Abstain. There were 1,989,875 broker non-votes.

Ratification of Accountants. Finally, the shareholders approved the ratification of KPMG LLP as our independent registered public accounting firm for the 2023 fiscal year. The following votes were cast on the ratification: 22,032,289 For; 5,526 Against; 4,529 Abstain. There were no broker non-votes.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 16, 2023	BJ’S RESTAURANTS, INC.
(Registrant)

	By:	/s/ GREGORY S. LEVIN
Gregory S. Levin,
Chief Executive Officer, President and Director
(Principal Executive Officer)